UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2008

EFJ, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21681	47-0801192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 Corporate Drive, Irving, Texas		75038
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (972) 819-0700

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 10, 2008, EFJ, Inc. (the “Company”) entered into a Fourth Amendment (the “Fourth Amendment to Loan Agreement”) to our Revolving Line of Credit, Loan Agreement, Term Loan Agreement and Security Agreement (the “Loan Agreement”) with Bank of America, N.A. (the “Lender”), which Fourth Amendment to Loan Agreement was previously filed with the Securities and Exchange Commission as Exhibit 10.1 to Form 8-K filed March 13, 2008. The Fourth Amendment to Loan Agreement provides a one-time waiver for compliance with the financial covenants set forth in the Loan Agreement subject to further modification of the Loan Agreement to revise those financial covenants, modify the advance and borrowing revisions under the Loan Agreement and for certain other purposes more fully set out in the Fourth Amendment to Loan Agreement.  In connection with the Fourth Amendment to Loan Agreement, on March 10, 2008, the Company also entered into a Third Amendment to Revolving Note (the “Third Amendment to Revolving Note”) to adjust the interest rate on the revolving note issuable pursuant to the Loan Agreement. The Third Amendment to Revolving Note was also previously filed with the Securities and Exchange Commission as Exhibit 10.2 to Form 8-K filed March 13, 2008.

Following the execution of the Fourth Amendment to Loan Agreement and the Third Amendment to Revolving Note, the parties determined that it is also necessary to amend the Term Note (the “Term Note”) dated as of July 11, 2006, to be consistent with the Fourth Amendment to Loan Agreement.  Accordingly, on April 2, 2008, the Company entered into a First Amendment to Term Note (the “First Amendment to Term Note”) effective as of March 10, 2008.  Pursuant to the First Amendment to Term Note, the interest rate is now equal to LIBOR plus 2.00% through March 31, 2009, and thereafter to LIBOR plus a rate between 1.00% and 1.75% depending on our ratio of debt to EBITDA.  In conjunction with the execution of the First Amendment to Term Note, the parties also re-executed the Third Amendment to Revolving Note to correct certain minor typographical errors contained in the recitals to such note.

Copies of the First Amendment to Term Note and the re-executed Third Amendment to Revolving Note are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. The information set forth herein is qualified by the terms of the First Amendment to Term Note and the Third Amendment to Revolving Note.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	First Amendment to Term Note by and among the Company, E. F. Johnson Company, Transcrypt International, Inc., 3e Technologies International, Inc, and Bank of America, N.A., dated as of March 10, 2008.

10.2

Third Amendment to Revolving Note by and among the Company, E. F. Johnson Company, Transcrypt International, Inc., 3e Technologies International, Inc, and Bank of America, N.A., dated as of March 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFJ, INC.

Date: April 8, 2008	By:	/S/ Elaine Flud Rodriguez
Elaine Flud Rodriguez
Sr. Vice President and General Counsel